Exhibit 10(xii)


                 2010 Schedule of Executive Officer Compensation
                 -----------------------------------------------

Effective with the August 6, 2010 pay date, the Company reduced the base salaries of its named executive officers to the following annual amounts:

Name and Principal Position                                              Salary
---------------------------                                              ------

Mark D. Bradford, President, CEO and Director                           $192,512

Gordon M. Dyott, Executive Vice President, Chief Financial Officer      $130,153

Christopher G. Tietz, Senior Vice President, Chief Credit Officer       $127,828

R. Scott Walters, Senior Vice President, Wealth Management Group        $109,833

J. Scot Davidson, Senior Vice President, Retail Banking                 $94,382